EXHIBIT 10.1

WAIVER AND FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS WAIVER AND FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (“Waiver and Amendment”), dated as of June 29, 2007, is entered into by and among Ascendia Brands, Inc. (the “Company”) and Prencen LLC and Prencen Lending LLC (“Prencen Lending” and, together with Prencen LLC, the “Prencen Parties”).

RECITALS

A.       The Company, the Prencen Parties and certain other buyers named therein are parties to a Registration Rights Agreement dated as of February 9, 2007 (the “Registration Rights Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings provided in the Registration Rights Agreement

B.        Pursuant to the Registration Rights Agreement, the Company was required to file the Initial Registration Statement with the SEC by no later than June 30, 2007 (the “Original Filing Deadline”) and as of the date hereof the Company has not filed and will be unable to file the Initial Registration Statement by the Original Filing Deadline. The Company has requested that the Required Holders waive the Company’s obligation to file the Initial Registration Statement by the Original Filing Deadline (the “Waiver”) and amend the Registration Rights Agreement to extend the Initial Filing Deadline to September 30, 2007 (the “Amendment”).

C.        The Prentice Parties are the holders of at least a majority of the Registrable Securities and are willing and entitled to grant the Waiver and consent to the Amendment, subject to the terms and conditions of this Waiver and Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Waiver.

(a)       Subject to and upon the terms and conditions hereof, the Prencen Parties, being the Required Holders, grant the Waiver.

(b)       Nothing contained herein shall be deemed a waiver of any provision of the Registration Rights Agreement other than as provided in Section 1(a).

2.	Amendment to Registration Rights Agreement.

The definition of “Initial Filing Deadline” shall be amended by deleting the phrase “June 30, 2007” and replacing it with “September 30, 2007”.

3.            Representations and Warranties. The Company hereby represents and warrants to the Prencen Parties as follows:

(a)       The execution, delivery and performance by the Company of this Waiver and Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including without limitation any Governmental Authority) in order to be effective and enforceable. The Transaction Documents, as amended by this Waiver and Amendment, constitute the legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability.

(b)       The Company is entering into this Waiver and Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Prencen Parties or any other Person.

4.            Reservation of Rights. The Company acknowledges and agrees that the execution and delivery by the Required Holders of this Waiver and Amendment, shall not be deemed to create a course of dealing or otherwise obligate the Prencen Parties to forbear or enter into waivers under the same, similar or any other circumstances in the future.

5.	Miscellaneous.

(a)       Except as herein expressly amended, all terms, covenants and provisions of the Registration Rights Agreement are and shall remain in full force and effect and all references therein and in the other Transaction Documents to the Registration Rights Agreement shall henceforth refer to the Registration Rights Agreement as amended by this Waiver and Amendment. This Waiver and Amendment shall be deemed incorporated into, and a part of, the Registration Rights Agreement. This Waiver and Amendment is a Transaction Document.

(b)       This Waiver and Amendment shall be binding upon and inure to the benefit of the parties hereto and to the Registration Rights Agreement and the respective successors and assigns of the forgoing. No third party beneficiaries are intended in connection with this Waiver and Amendment.

(c)       This Waiver and Amendment shall be governed by and construed in accordance with the law of the State of New York.

(d)       This Waiver and Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Waiver and Amendment as of the date first above written.

ASCENDIA BRANDS, INC.

By:	/s/ ANDREW SHELDRICK
Name:	Andrew Sheldrick
Title:	General Counsel

PRENCEN LENDING LLC

By:  Prentice Capital Management, LP, as Manager

By:	/s/ MATHEW HOFFMAN
Name:	Mathew Hoffman
Title:	General Counsel

PRENCEN LLC

By:  Prentice Capital Management, LP, as Manager

By:	/s/ MATHEW HOFFMAN
Name:	Mathew Hoffman
Title:	General Counsel